Exhibit 10.27

                                    GUARANTY

         FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to CTI Industries Corporation, a Delaware corporation (hereinafter called the "Borrower") by First American Bank, an Illinois banking corporation (hereinafter called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Borrower to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Obligations"), and the undersigned further agree(s) to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Bank in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

         1. Each of the undersigned agrees that, in the event of the death, incompetency, dissolution or insolvency of the Borrower or such undersigned, or the inability of the Borrower or such undersigned to pay debts as they mature, or an assignment by the Borrower or such undersigned for the benefit of creditors, or the institution of any proceeding against the Borrower or such undersigned alleging that the Borrower or such undersigned is insolvent or unable to pay debts as they mature (and such proceeding is not dismissed or withdrawn within 90 days after the filing thereof), and if such event shall occur at a time when any of the Obligations may not then be due and payable, such undersigned will pay to the Bank forthwith the full amount that would be payable hereunder by such undersigned if all Obligations were then due and payable.

         2. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of any of the undersigned or that at any time or from time to time all Obligations may have been paid in full).

         3. The undersigned further agree(s) that, if at any time all or any part of any payment theretofore applied by the Bank to any of the Obligations is or must be rescinded or returned by the Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned be deemed to have continued in existence, notwithstanding such application by the Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Bank had not been made. The undersigned shall indemnify and defend the Bank and hold the Bank harmless from and against any and all loss, damage, cost, or expense, (including reasonable attorney's fees) arising out of any claim for rescission or return of all or any part of any payment theretofore applied by the Bank to any of the Obligations.

         4. The Bank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations, (d) release its security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and
(e) resort to the undersigned (or any of them) for payment of any of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Obligations.

         5. Any amounts received by the Bank from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as the Bank may from time to time elect. Notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Bank. The undersigned hereby waive all rights of subrogation, indemnity, contribution, exoneration, reimbursement or other claim which the undersigned now or may hereafter have or claim against the Borrower or any other person liable in any way with respect to the Obligations.

         6. The undersigned hereby expressly waive(s): (a) notice of the acceptance by the Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         7. The Bank may, from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Bank, as to those of the Obligations which the Bank has not assigned or transferred.

         8. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this Guaranty. For the purposes of this Guaranty, the Obligations shall include all obligations of the Borrower to the Bank, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         9. This Guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned; and to the extent that the Borrower or any of the undersigned is either a partnership or a corporation, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this Guaranty, the term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Bank and its successors and assigns, and all references herein to the Bank shall be deemed to include its successors and assigns.

         10. This Guaranty has been delivered in the State of Illinois and shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         11. To secure all obligations of each of the undersigned hereunder, the Bank shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Bank may elect) any and all balances, credits, deposits, accounts, or monies of or in the name of such undersigned now or hereafter with the Bank and any and all property of any kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Bank or any agent or bailee for the Bank.

         12. During such period that the Borrower's ratio of total debt to tangible net worth is less that 3 to 1, in accordance with Section 5.11 of the Amended and Restated Loan and Security Agreement dated May 1, 1998, the right of recovery against the undersigned under this Guaranty is limited to the amount of One Million and No/100 Dollars ($1,000,000.00), plus interest on such amount and all expenses of collecting and enforcing the Obligations and this Guaranty. The creation or existence from time to time of Obligations in excess of the amount to which the right of recovery under this Guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Bank and the obligations of the undersigned under this Guaranty.

         Signed and delivered September 1, 1998.


                                      ______________________________
                                      Stephen M. Merrick

                                    GUARANTY

         FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to CTI Industries Corporation, a Delaware corporation (hereinafter called the "Borrower") by First American Bank, an Illinois banking corporation (hereinafter called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Borrower to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Obligations"), and the undersigned further agree(s) to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Bank in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

         1. Each of the undersigned agrees that, in the event of the death, incompetency, dissolution or insolvency of the Borrower or such undersigned, or the inability of the Borrower or such undersigned to pay debts as they mature, or an assignment by the Borrower or such undersigned for the benefit of creditors, or the institution of any proceeding against the Borrower or such undersigned alleging that the Borrower or such undersigned is insolvent or unable to pay debts as they mature (and such proceeding is not dismissed or withdrawn within 90 days after the filing thereof), and if such event shall occur at a time when any of the Obligations may not then be due and payable, such undersigned will pay to the Bank forthwith the full amount that would be payable hereunder by such undersigned if all Obligations were then due and payable.

         2. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of any of the undersigned or that at any time or from time to time all Obligations may have been paid in full).

         3. The undersigned further agree(s) that, if at any time all or any part of any payment theretofore applied by the Bank to any of the Obligations is or must be rescinded or returned by the Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned be deemed to have continued in existence, notwithstanding such application by the Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Bank had not been made. The undersigned shall indemnify and defend the Bank and hold the Bank harmless from and against any and all loss, damage, cost, or expense, (including reasonable attorney's fees) arising out of any claim for rescission or return of all or any part of any payment theretofore applied by the Bank to any of the Obligations.

         4. The Bank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations, (d) release its security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and
(e) resort to the undersigned (or any of them) for payment of any of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Obligations.

         5. Any amounts received by the Bank from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as the Bank may from time to time elect. Notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Bank. The undersigned hereby waive all rights of subrogation, indemnity, contribution, exoneration, reimbursement or other claim which the undersigned now or may hereafter have or claim against the Borrower or any other person liable in any way with respect to the Obligations.

         6. The undersigned hereby expressly waive(s): (a) notice of the acceptance by the Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         7. The Bank may, from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Bank, as to those of the Obligations which the Bank has not assigned or transferred.

         8. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this

Guaranty. For the purposes of this Guaranty, the Obligations shall include all obligations of the Borrower to the Bank, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         9. This Guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned; and to the extent that the Borrower or any of the undersigned is either a partnership or a corporation, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this Guaranty, the term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Bank and its successors and assigns, and all references herein to the Bank shall be deemed to include its successors and assigns.

         10. This Guaranty has been delivered in the State of Illinois and shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         11. To secure all obligations of each of the undersigned hereunder, the Bank shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Bank may elect) any and all balances, credits, deposits, accounts, or monies of or in the name of such undersigned now or hereafter with the Bank and any and all property of any kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Bank or any agent or bailee for the Bank.

         12. During such period that the Borrower's ratio of total debt to tangible net worth is less that 3 to 1, in accordance with Section 5.11 of the Amended and Restated Loan and Security Agreement dated May 1, 1998, the right of recovery against the undersigned under this Guaranty is limited to the amount of One Million and No/100 Dollars ($1,000,000.00), plus interest on such amount and all expenses of collecting and enforcing the Obligations and this Guaranty. The creation or existence from time to time of Obligations in excess of the amount to which the right of recovery under this Guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Bank and the obligations of the undersigned under this Guaranty.

         Signed and delivered September 1, 1998.


                                                 _____________________________
                                                 John H. Schwan

                                    GUARANTY

         FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to CTI Industries Corporation, a Delaware corporation (hereinafter called the "Borrower") by First American Bank, an Illinois banking corporation (hereinafter called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Borrower to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Obligations"), and the undersigned further agree(s) to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Bank in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

         1. Each of the undersigned agrees that, in the event of the death, incompetency, dissolution or insolvency of the Borrower or such undersigned, or the inability of the Borrower or such undersigned to pay debts as they mature, or an assignment by the Borrower or such undersigned for the benefit of creditors, or the institution of any proceeding against the Borrower or such undersigned alleging that the Borrower or such undersigned is insolvent or unable to pay debts as they mature (and such proceeding is not dismissed or withdrawn within 90 days after the filing thereof), and if such event shall occur at a time when any of the Obligations may not then be due and payable, such undersigned will pay to the Bank forthwith the full amount that would be payable hereunder by such undersigned if all Obligations were then due and payable.

         2. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of any of the undersigned or that at any time or from time to time all Obligations may have been paid in full).

         3. The undersigned further agree(s) that, if at any time all or any part of any payment theretofore applied by the Bank to any of the Obligations is or must be rescinded or returned by the Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned be deemed to have continued in existence, notwithstanding such application by the Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Bank had not been made. The undersigned shall indemnify and defend the Bank and hold the Bank harmless from and against any and all loss, damage, cost, or expense, (including reasonable attorney's fees) arising out of any claim for rescission or return of all or any part of any payment theretofore applied by the Bank to any of the Obligations.

         4. The Bank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations, (d) release its security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and
(e) resort to the undersigned (or any of them) for payment of any of the Obligations, whether or not the Bank shall have resorted to any property securing any of the Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Obligations.

         5. Any amounts received by the Bank from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as the Bank may from time to time elect. Notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Bank. The undersigned hereby waive all rights of subrogation, indemnity, contribution, exoneration, reimbursement or other claim which the undersigned now or may hereafter have or claim against the Borrower or any other person liable in any way with respect to the Obligations.

         6. The undersigned hereby expressly waive(s): (a) notice of the acceptance by the Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         7. The Bank may, from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Bank, as to those of the Obligations which the Bank has not assigned or transferred.

         8. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this

Guaranty. For the purposes of this Guaranty, the Obligations shall include all obligations of the Borrower to the Bank, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         9. This Guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned; and to the extent that the Borrower or any of the undersigned is either a partnership or a corporation, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this Guaranty, the term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Bank and its successors and assigns, and all references herein to the Bank shall be deemed to include its successors and assigns.

         10. This Guaranty has been delivered in the State of Illinois and shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         11. To secure all obligations of each of the undersigned hereunder, the Bank shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Bank may elect) any and all balances, credits, deposits, accounts, or monies of or in the name of such undersigned now or hereafter with the Bank and any and all property of any kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Bank or any agent or bailee for the Bank.

         12. During such period that the Borrower's ratio of total debt to tangible net worth is less that 3 to 1, in accordance with Section 5.11 of the Amended and Restated Loan and Security Agreement dated May 1, 1998, the right of recovery against the undersigned under this Guaranty is limited to the amount of One Million and No/100 Dollars ($1,000,000.00), plus interest on such amount and all expenses of collecting and enforcing the Obligations and this Guaranty. The creation or existence from time to time of Obligations in excess of the amount to which the right of recovery under this Guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Bank and the obligations of the undersigned under this Guaranty.

         Signed and delivered September 1, 1998.


                                                     _________________________
                                                     Howard W. Schwan